Exhibit 10.1

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH SHALL BE REASONABLY ACCEPTABLE TO THE BORROWER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT OR OTHER APPLICABLE EXEMPTION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $250,000.00	Issue Date: April 30, 2024
Actual Amount of Purchase Price: $250,000.00

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, DIGITAL BRANDS GROUP, INC., a Delaware corporation (hereinafter called the “Borrower” or the “Company”) (Trading Symbol: DBGI), hereby promises to pay to the order of Target Capital 1 LLC, an Arizona limited liability company, or registered assigns (the “Holder”), in the form of lawful money of the United States of America, the principal sum of $250,000.00, which amount is the $250,000.00 actual amount of the purchase price (the “Consideration”) hereof (the “Principal Amount”) and to pay a one-time interest charge on the unpaid Principal Amount hereof at the rate of twenty percent (20%) (equal to $50,000.00) (the “Interest Charge”) at maturity or upon acceleration or by prepayment or otherwise, as further provided herein. The maturity date shall be twelve (12) months from the Issue Date (the “Maturity Date”) and is the date upon which the Principal Amount and Interest Charge shall be due and payable.

Any Principal Amount under this Note which is not paid when due shall bear interest at the rate of the lesser of (i) twenty percent (20%) per annum and (ii) the maximum amount permitted by law from the due date thereof until the same is paid (“Default Interest”). Default Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed.

All payments due hereunder (to the extent not converted into shares of common stock, $0.0001 par value per share, of the Borrower (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day.

As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. As used herein, the term “Trading Day” means any day that shares of Common Stock are listed for trading or quotation on the Principal Market (as defined in this Note), provided, however, that if the Common Stock is not then listed or quoted on any Principal Market, then any calendar day. “Principal Market” shall mean the principal securities exchange or trading market where such Common Stock is listed or traded, including but not limited to any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

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The following terms shall also apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1 Conversion Right. The Holder shall have the right, on any calendar day, at any time on or following the Issue Date, to convert all or any portion of the then outstanding and unpaid Principal Amount and interest into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified, at the Conversion Price (as defined below) determined as provided herein (a “Conversion”), by submitting to the Borrower or Borrower’s transfer agent a Notice of Conversion (as defined in this Note) by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 11:59 p.m., New York, New York time; provided, however, that notwithstanding anything to the contrary contained herein, the a Holder shall not have the right to convert any portion of this Note, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after conversion as set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s affiliates (the “Affiliates”), and any other Persons (as defined below) acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1.1, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Holder is solely responsible for any schedules required to be filed in accordance therewith. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1.1, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding at the time of the respective calculation hereunder. “Person” and “Persons” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof. The limitations contained in this paragraph shall apply to a successor holder of this Note. The number of Conversion Shares to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), delivered to the Borrower or Borrower’s transfer agent by the Holder in accordance with the terms of this Note; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower or Borrower’s transfer agent before 11:59 p.m., New York, New York time on such conversion date (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the Principal Amount of this Note to be converted in such conversion plus (2) at the Holder’s option, accrued and unpaid interest, if any, on such Principal Amount.

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1.2 Conversion Price.

(a) Calculation of Conversion Price. The per share conversion price into which Principal Amount and interest under this Note shall be convertible into shares of Common Stock hereunder (the “Conversion Price”) shall equal $3.50. If the Company, at any time while this Note is outstanding: (i) pays astock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents, (ii) subdivides outstanding shares of Common Stock into a largernumber of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any sharesof capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to the immediately preceding sentence shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification. “Common Stock Equivalents” means any securities of the Company or the Company’s subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

1.3 Authorized and Reserved Shares. The Borrower covenants that at all times until the Note is satisfied in full, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of a number of Conversion Shares issuable upon the full conversion of this Note (the “Reserved Amount”).

1.4 Method of Conversion.

(a) [Intentionally Omitted].

(b) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid Principal Amount is so converted. The Holder and the Borrower shall maintain records showing the Principal Amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid Principal Amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted Principal Amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(c) Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder’s account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

(d) Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower or Borrower’s transfer agent from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Conversion Shares (or cause the electronic delivery of the Conversion Shares as contemplated by Section 1.4(f) hereof) within five (5) Trading Days after such receipt.

(e) Delivery of Conversion Shares by Electronic Transfer. In lieu of delivering physical certificates representing the Conversion Shares issuable upon conversion hereof, provided the Borrower is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer or Deposit/Withdrawal at Custodian programs, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Conversion Shares issuable upon conversion hereof to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

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1.5 Concerning the Shares. The Conversion Shares issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the 1933 Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption, or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an “accredited investor” (as defined in Rule 501(a) of the 1933 Act). Until such time as the Conversion Shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for the Conversion Shares that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH SHALL BE REASONABLY ACCEPTABLE TO THE BORROWER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, REGULATION S UNDER SAID ACT, OR OTHER APPLICABLE EXEMPTION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue to the Holder a certificate for the applicable Conversion Shares without such legend upon which it is stamped or (as requested by the Holder) issue the applicable Conversion Shares by electronic delivery by crediting the account of such holder’s broker with DTC, if, unless otherwise required by applicable state securities laws: (a) such Conversion Shares are registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Holder provides a legal opinion reasonably acceptable to the Company to the effect that a public sale or transfer of such Conversion Shares may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Holder agrees to sell all Conversion Shares, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

1.6 Effect of Certain Events.

(a) Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to conversion of all of this Note, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

1.7 Repayment. The Borrower shall have the right to prepay and repay all or any portion of the outstanding Principal Amount and interest then due under this Note at any time.

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1.8 Repayment from Proceeds. If, at any time prior to the full repayment or full conversion of all amounts owed under this Note, the Company receives cash proceeds from (i) the issuance of any Common Stock or any Common Stock Equivalents for capital raising purposes, including but not limited to its at-the-market offering with H.C. Wainwright & Co., LLC and the cash exercise of any Common Stock Equivalents (including but not limited to warrants to purchase Common Stock), or (ii) the offering of any debt securities of the Company, the Company shall, within seven (7) business days of Company’s receipt of such proceeds, inform the Holder of or publicly disclose such receipt, following which the Holder shall have the right in its sole discretion to require the Company or the Subsidiaries to immediately apply up to 50% of such proceeds to repay all or any portion of the outstanding Principal Amount and interest then due under this Note.

ARTICLE II. RANKING AND CERTAIN COVENANTS

2.1 Ranking and Security. This Note shall be unsecured indebtedness of the Borrower.

2.2 Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate or Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note and take all action as may be required to protect the rights of the Holder.

2.3 Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note.

ARTICLE III. EVENTS OF DEFAULT

It shall be considered an event of default if any of the following events listed in this Article III (each, an “Event of Default”) shall occur:

3.1 Failure to Pay Principal or Interest. The Borrower fails to pay the Principal Amount hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise, or fails to fully comply with Section 1.8 of this Note.

3.2 Breach of Agreements and Covenants. The Borrower breaches any material covenant, agreement, or other term or condition contained in this Note and does not cure such breach within ten (10) calendar days after Borrower receives notice from the Holder regarding such breach.

3.3 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.4 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.5 Failure to Comply with the 1934 Act. At any time after the Issue Date, the Borrower shall fail to comply with the reporting requirements of the 1934 Act and such failure continues for thirty (30) calendar days.

3.6 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.7 Delisting, Suspension, or Quotation of Trading of Common Stock. If, at any time on or after the Issue Date, the Borrower’s Common Stock fails to be listed for trading on The Nasdaq Capital Market.

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3.8 Rights and Remedies Upon an Event of Default. Upon the occurrence of any Event of Default specified in this Article III, this Note shall become immediately due and payable, and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Principal Amount then outstanding multiplied by 120% plus accrued interest. Holder may, in its sole discretion, determine to accept payment part in Common Stock and part in cash. For purposes of payments in Common Stock, the conversion formula set forth in Section 1.2 shall apply as well as all other provisions of this Note.

ARTICLE IV. MISCELLANEOUS

4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Holder existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

DIGITAL BRANDS GROUP, INC.

1400 Lavaca Street

Austin, TX 78701

Attention: John Hilburn Davis e-mail: hil@dstld.la

If to the Holder:

TARGET CAPITAL 1 LLC

144 Hillside Village Rio Grande, PR 00745

e-mail: shapiro.dmitriy@gmail.com

4.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. The Borrower shall not assign this Note or any rights or obligations hereunder without the prior written consent of the Holder. The Holder may assign its rights hereunder to any “accredited investor” (as defined in Rule 501(a) of the 1933 Act) with the prior written consent of the Borrower, in a private transaction from the Holder or to any of its “affiliates”, as that term is defined under the 1934 Act, without the consent of the Borrower. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

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4.5 Governing Law; Venue; Attorney’s Fees. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the state courts located in the State of Delaware or federal courts located in the State of Delaware. The Borrower and Holder hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. THE BORROWER AND HOLDER HEREBY IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTIONS CONTEMPLATED HEREBY. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The prevailing party in any action or dispute brought in connection with this the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

4.6 Construction; Headings. This Note shall be deemed to be jointly drafted by the Company and all the Holder and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

4.7 Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law (including any judicial ruling), then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

4.8 Commitment Shares. The Company shall issue 50,000 shares of restricted Common Stock (the “Commitment Shares”) to the Holder within ten (10) calendar days after the Issue Date, as a commitment fee in connection with the Holder’s funding of the Purchase Price. The Commitment Shares shall be earned in full as of the Issue Date. If this Note is not repaid in cash or converted into Common Stock by October 31, 2024 (the “Trigger Date”), then the Company shall issue an additional 50,000 shares of restricted Common Stock to the Holder within ten

(10) calendar days after the Trigger Date.

4.9 Use of Proceeds. The Company shall use the Purchase Price first for the payment of franchise tax fees owed to the State of Delaware, second for the purchase of inventory, and third for working capital.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned have caused this Note to be signed on April 30, 2024.

DIGITAL BRANDS GROUP, INC.

By:	/s/ John Hilburn Davis
Name:	John Hilburn Davis
Title:	Chief Executive Officer

Accepted and Agreed:

TARGET CAPITAL 1 LLC

By:	/s/ Dmitriy Shapiro
Name:	Dmitriy Shapiro
Title:	Managing Partner

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EXHIBIT A — NOTICE OF CONVERSION

The undersigned hereby elects to convert $ principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note (“Common Stock”) as set forth below, of DIGITAL BRANDS GROUP, INC., a Delaware corporation (the “Borrower”), according to the conditions of the promissory note of the Borrower dated as of April 30, 2024 (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

☐	The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker:
Account Number:

☐	The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Date of Conversion:
Applicable Conversion Price:	$
Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Note:
Amount of Principal Balance Due remaining Under the Note after this conversion:

By:
Name:
Title:
Date: